UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                      DECEMBER 22, 2004 (DECEMBER 21, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


        OKLAHOMA                      1-13726                     73-1395733
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(State or other jurisdiction   (Commission File No.)           (IRS Employer
        of incorporation)                                   Identification No.)

            6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA 73118
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  (Address of principal executive offices)                           (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.03 - MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.


On December 21, 2004, Chesapeake Energy Corporation executed and delivered a supplemental indenture to The Bank of New York as trustee which removes certain covenants and events of default under the Indenture dated as of November 5, 2001 with respect to 8.375% senior notes due 2008. The following sections of the Indenture, and all references thereto, were deleted in their entirety: Section
4.2 (SEC REPORTS); Section 4.3 (COMPLIANCE CERTIFICATES); Section 4.4 (MAINTENANCE OF AN OFFICE OR AGENCY); Section 4.5 (CORPORATE EXISTENCE) Section
4.6 (WAIVER OF STAY, EXTENSION OR USURY LAWS); Section 4.7 (PAYMENT OF TAXES AND OTHER CLAIMS); Section 4.8 (MAINTENANCE OF PROPERTIES AND INSURANCE); Section
4.9  (LIMITATION ON LIENS);  Section 4.10  (Limitation on Restricted  Payments);
Section 4.11 (Limitation on Sale of Assets); Section 4.12 (Limitation on Liens Securing Indebtedness); Section 4.13 (LIMITATION ON SALE/LEASEBACK TRANSACTIONS); Section 4.14 (Limitation on Payment Restrictions Affecting
Subsidiaries);  Section  4.15  (Limitation  on  Transactions  with  Affiliates);
Section 4.16 (Change of Control); Section 5.1 (WHEN COMPANY MAY MERGE, ETC.) and each of subsections (4), (5), (6), (8) and (9) of Section 6.1 (EVENTS OF DEFAULT). A copy of the supplemental indenture is attached as exhibit 4.1 to this Current Report.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

EXHIBIT NO.             DOCUMENT DESCRIPTION
-----------             --------------------

    4.1 Tenth Supplemental Indenture dated December 21, 2004 to Indenture dated as of November 5, 2001 among Chesapeake Energy Corporation, as issuer, its subsidiaries signatory thereto as Subsidiary Guarantors and The Bank of New York, as Trustee, with respect to 8.375% Senior Notes due 2008.


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHESAPEAKE ENERGY CORPORATION


                                   By:     /s/ Aubrey K. McClendon
                                           ------------------------------------
                                                Aubrey K. McClendon
                                             Chairman of the Board and
                                               Chief Executive Officer


Date:         December 22, 2004


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


                                  EXHIBIT INDEX


EXHIBIT NO.             DOCUMENT DESCRIPTION
-----------             --------------------

    4.1 Tenth Supplemental Indenture dated December 21, 2004 to Indenture dated as of November 5, 2001 among Chesapeake Energy Corporation, as issuer, its subsidiaries signatory thereto as Subsidiary Guarantors and The Bank of New York, as Trustee, with respect to 8.375% Senior Notes due 2008.


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